INVESCO STOCK FUNDS, INC.


          Supplement to Investor Class Prospectus Dated August 31, 1999


The section of the Funds' Prospectus entitled "Investment Goals And Strategies - INVESCO Blue Chip Growth Fund" is amended to (1) delete the first sentence of the second paragraph and (2) substitute the following in its place:

       The Fund invests primarily in common stocks of large companies that, at the time of purchase, have market capitalizations of more than $15 billion and that have a history of consistent earnings growth regardless of business cycles.

The section of the Funds' Prospectus entitled "Investment Goals And Strategies - INVESCO Dynamics Fund" is amended to (1) delete the second sentence of the first paragraph and (2) substitute the following in its place:

       It primarily invests in common stocks of mid-size companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase - but also have the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.

The section of the Funds' Prospectus entitled "Investment Goals And Strategies - INVESCO Small Company Growth Fund" is amended to (1) delete the second sentence of the first paragraph and (2) substitute the following in its place:

       Most holdings are in small-capitalization companies - those with market capitalizations under $2 billion at the time of purchase.

The section of the Funds' Prospectus entitled "Risks Associated With Particular Investments - Market Risk" is amended to (1) delete the third sentence and (2) substitute the following in its place:

      In general, the securities of large businesses with outstanding securities worth $15 billion or more have less volatility than those of mid-size businesses with outstanding securities worth more than $2 billion, or small businesses with outstanding securities worth less than $2 billion.

The section of the Funds' Prospectus entitled "Portfolio Managers" is amended to
(1) delete the seventh and ninth paragraphs in their entirety, and (2) substitute the following in their place:

      TRENT E. MAY is the co-portfolio manager of Growth & Income Fund and Small Company Growth Fund, lead portfolio manager of Blue Chip Growth Fund and a Chartered Financial Analyst who joined INVESCO in 1996. Trent is also a senior vice president of INVESCO. Before joining us, he was with Munder Capital Management and SunBank Capital Management. He holds an M.B.A. from Rollins College and a B.S. in Engineering from Florida Institute of Technology.

      FRITZ MEYER is the lead portfolio manager of Growth & Income Fund who joined INVESCO in 1996. He is also a vice president of INVESCO. Before joining us, he was an executive vice president and portfolio manager with Nelson, Benson & Zellmer, Inc. Fritz holds an M.B.A. from Amos Tuck School
      - Dartmouth College and a A.B. with distinction in Economics from Dartmouth College.

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The section of the Funds' Prospectus  entitled "How To Buy Shares" is amended to add the following paragraphs after the tenth paragraph:

INTERNET TRANSACTIONS. Investors may open new accounts, exchange and redeem shares of any INVESCO Fund through the INVESCO Web site. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to utilize the INVESCO Web site. INVESCO will accept Internet purchase instructions only for exchanges or if the purchase price is paid to INVESCO through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to INVESCO originated. INVESCO imposes a limit of $25,000 on Internet purchase and redemption transactions. Other minimum transaction amounts are discussed in the Prospectuses for the Funds. You may also download an application to open an account from the Web site, complete it by hand, and mail it to INVESCO, along with a check.

INVESCO employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to enter into a transaction on the INVESCO Web site, you will need an account number, your Social Security Number and an alphanumeric password. If INVESCO follows these procedures, neither INVESCO, its affiliates nor any Fund will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow INVESCO's security procedures. By entering into the user's agreement with INVESCO to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you.


This Supplement supercedes the Supplements dated September 30, 1999 and February 3, 2000 to the INVESCO Stock Funds, Inc. Investor Class Prospectus.

The date of this Supplement is April 17, 2000.

                            INVESCO STOCK FUNDS, INC.


            Supplement to Class C Prospectus Dated February 15, 2000


The section of the Fund's Prospectus entitled "Portfolio Managers" is amended to
(1) delete fifth and seventh paragraphs in their entirety, and (2) substitute the following in their place:

      TRENT E. MAY is the co-portfolio manager of Growth & Income Fund, lead portfolio manager of Blue Chip Growth Fund and a Chartered Financial Analyst who joined INVESCO in 1996. Trent is also a vice president of INVESCO. Before joining us, he was with Munder Capital Management and SunBank Capital Management. He holds an M.B.A. from Rollins College and a B.S. in Engineering from Florida Institute of Technology.

      FRITZ MEYER is the portfolio manager of Growth & Income Fund who joined INVESCO in 1996. He is also a vice president of INVESCO. Before joining us, he was an executive vice president and portfolio manager with Nelson, Benson & Zellmer, Inc. Fritz holds an M.B.A. from Amos Tuck School - Dartmouth College and a B.A. with distinction in Economics from Dartmouth College.



The date of this Supplement is April 17, 2000.